UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2026

YORK SPACE SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43088	39-4190941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6060 S Willow Drive 80111
Greenwood Village, CO

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 537-2655

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	YSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2026, the Board of Directors (the “Board”) of York Space Systems Inc. (the “Company”) appointed Brian D. Frantz, the Company’s current Interim Chief Financial Officer and Chief Accounting Officer, as the Company’s permanent Chief Financial Officer, effective November 12, 2026. Mr. Frantz has served as Interim Chief Financial Officer since August 14, 2026. Mr. Frantz will also continue serving as the Company’s Chief Accounting Officer. There have been no changes to Mr. Frantz’s professional experience as disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 5, 2026, which information is incorporated herein by reference.

In connection with Mr. Frantz’s appointment as permanent Chief Financial Officer, the Board approved the following changes to Mr. Frantz’s compensation, effective as of November 12, 2026: (i) an annual base salary of $400,000, (ii) a target annual incentive bonus opportunity equal to 75% of his annual base salary, and (iii) eligibility to participate in the Company’s long-term incentive program, including an annual award of restricted stock units (“RSUs”) with a target grant date value of $1,500,000, commencing with the Company’s 2027 annual grant cycle. Mr. Frantz will continue to be eligible to participate in the Company’s employee benefit plans at the same level as other executive officers of the Company. In addition, the Board approved a grant to Mr. Frantz of 6,043 RSUs under the York Space Systems Inc. 2026 Omnibus Incentive Plan, representing his target annual long-term incentive value of $1,500,000 prorated for the portion of calendar year 2026 following November 12, 2026. The RSUs will vest in three substantially equal installments on January 30, 2027, January 30, 2028 and January 30, 2029, subject to Mr. Frantz’s continued service through each applicable vesting date.

There are no arrangements or understandings between Mr. Frantz and any other person pursuant to which Mr. Frantz was appointed as permanent Chief Financial Officer. There are no family relationships between Mr. Frantz and any director or executive officer of the Company. There are no current or proposed transactions in which Mr. Frantz has or will have a direct or indirect material interest and in which the Company is or will be a participant that requires disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YORK SPACE SYSTEMS INC.

Date: November 12, 2026
By: /s/ Monica J. Palko
Name: Monica J. Palko
Title: Chief Legal & Administrative Officer